SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2004

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
Exhibit 99.1 - Press Release dated 8/5/2004
Exhibit 99.2 - Transcript of Conference Call 8/5/2004

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

The following information is being furnished under Item 9 and Item 12 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 5, 2004, Superconductor Technologies. (“Superconductor”) issued a press release and held a conference call, each regarding Superconductor’s results of operations for the quarter ended July 3, 2004, and each disclosing material non-public information. The press release and a transcript of the call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The press release and the transcript may also be found on the Company’s website at www.suptech.com on the Investor Relations page.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.
Date: August 10, 2004	By:	/s/ Martin S. McDermut
Martin S. McDermut
Senior Vice President, Chief Financial Officer and Secretary

Exhibit Index

No.	Document
99.1	Press Release announcing second quarter results dated August 5, 2004.

99.2	Transcript of Conference Call held August 5, 2004.